Exhibit 10.02

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [******], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NUMBER ELEVEN
TO THE NON-EXCLUSIVE DISTRIBUTION AGREEMENT

This AMENDMENT NUMBER ELEVEN TO THE NON-EXCLUSIVE DISTRIBUTION AGREEMENT (“Amendment”) is made effective as of March 15, 2023 (“Amendment Effective Date”) by and between DexCom, Inc. (“DexCom”) and RGH Enterprises, LLC dba Edgepark Medical Supplies (“Distributor”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, DexCom and Distributor previously entered into that certain Non-Exclusive Distribution Agreement entered into by the Parties as of April 30, 2008 (as the same has been and may be amended from time to time, the “Agreement”);
WHEREAS, DexCom and Distributor desire to further amend the Agreement, as more fully described herein.
AGREEMENT

NOW THEREFORE, DexCom and Distributor agree as follows:

1.Schedule 9, Market Share Report. Schedule 9, including Schedule 9-A, which is attached hereto, is hereby added to the Agreement.

2.No Further Modification. Except to the extent set forth in this Amendment, all other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Blank;
Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Effective Date.

DexCom, Inc.		Distributor

By:	/s/ Christophe Cantenot	By:	/s/ Gordon Harris
Name:	Christophe Cantenot	Name:	Gordon Harris
Title:	VP, Finance and Corporate Controller	Title:	Senior Director, Strategic Sourcing
Date:	4/4/2023	Date:	3/23/2023

SCHEDULE 9
DexCom Market Share Report
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SCHEDULE 9-A
DexCom Market Share Report Format
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